ADVISER AND ADMINISTRATOR
   Aquila Management Corporation
   380 Madison Avenue, Suite 2300
   New York, New York 10017

INVESTMENT SUB-ADVISER
   Ferguson, Wellman, Rudd,
     Purdy & Van Winkle, Inc.
   888 SW Fifth Avenue, Suite 1200
   Portland, Oregon 97204

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   Vernon R. Alden
   Warren C. Coloney
   David B. Frohnmayer
   James A. Gardner
   Diana P. Herrmann
   Raymond H. Lung
   John W. Mitchell
   Richard C. Ross

OFFICERS
   Lacy B. Herrmann, President
   James M. McCullough, Senior Vice President
   Sherri Foster, Vice President
   Diana P. Herrmann, Vice President
   Kerry A. Lemert, Vice President
   Christine L. Neimeth, Vice President
   Rose F. Marotta, Chief Financial Officer
   Richard F. West, Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC INC.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   100 East Broad Street
   Columbus, Ohio 43271

INDEPENDENT AUDITORS
   KPMG LLP
   345 Park Avenue
   New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.



ANNUAL
REPORT

MARCH 31, 1999

                                     AQUILA
                                    CASCADIA
                                   EQUITY FUND

[Graphic: Small picture of an antique pocketwatch in front of a larger picture of a cascading waterfall]

[Graphic of The Aquila Group of Funds: an eagle's head in an oval]

                                   ONE OF THE
                             AQUILASM GROUP OF FUNDS





[Graphic: Small picture of an antique pocketwatch in front of a larger picture of a cascading waterfall]

                           AQUILA CASCADIA EQUITY FUND

                                  ANNUAL REPORT

                      "VALUE INVESTING IS STILL WORTHWHILE"

May 17, 1999

Dear Fellow Shareholder:

     We are not as pleased as we might be to send you this Annual Report for the Aquila Cascadia Equity Fund.

     The reason for this is that the Fund's share value did not do as well as we had hoped during this period. During the third quarter of calendar 1998, the value of the Fund's shares declined, as did the general equity securities market. However, since that time, the value of the Fund's shares have recovered significantly, although not to the level we would like to see. This is despite the good inherent characteristics of most of the companies represented in the portfolio.

     It matters little that a substantial number of the portfolios of value-oriented funds have suffered a similar fate. It also matters little to us that many mutual funds of various organizations did not have a good year in 1998, as well as the first part of 1999.

     However, our faith continues.

     THE CASCADIA REGION CONTINUES TO BE ATTRACTIVE

     As you are aware, the investments of the Fund are focused upon what we term to be the Cascadia region of our country. This consists primarily of the seven states in the Pacific Northwest area - Oregon, Washington, Idaho, Utah, Nevada, Alaska, and Hawaii. This region continues to possess some of the most outstanding characteristics for economic growth within our country. And, its growth is inherent in a significant number of the companies in the region.

     Our investment style, however, is basically to select equity growth securities on a value basis. This means that we look for companies which have good growth in earnings, cash flow, strength of balance sheet, and positive competitor characteristics. But, we try to buy these companies at a reasonable price/earnings ratio.

     Unfortunately, the value-oriented investment approach that we have employed, and which has been employed by other investment managers in the country, has tended not to be in favor recently. Instead, we have seen a popularity of a growth and momentum style come to the fore.


     It is interesting to note that within the broad-based market index of the Standard & Poor's 500, only a very limited number of companies - about 20 - produced the stellar price movement that this Index experienced in its performance. And, these limited number of companies are currently selling at a price/earnings ratio of over 40 times. Also, the spectacular nature of internet stocks which have exploded in their stock price, yet have shown no earnings and tremendous volatility - has led some people to believe that they can become instant millionaires overnight.

     Comparatively, the average price/earnings ratio of Aquila Cascadia Equity Fund was only 23.8 times as of March 31, 1999.

     This leads one to ask the question, "Is value investing dead?" We can emphatically say, "No." The ebbs and flow in growth-oriented management and that of a value approach are part of the nature of the markets. It is hard for us to judge when the stock market will again favor a value-oriented approach. But, we do know it will swing back. We will continue to stick to our value-oriented style of investing because over time it has proven itself as making good sound sense for favorable investment return.

     Rather than chase after highly valued growth stocks, or buying companies which for the moment are in vogue, we will continue to invest in companies which have value over the long-term.

     THE FUND'S INVESTMENTS

     From the charts below you will see the various states represented in the Cascadia region as well as the market sectors in which the Fund is invested.



(Graphic of a pie chart with the following information:)

PORTFOLIO DISTRIBUTION BY REGION

ALASKA                                   2%
HAWAII                                   3%
IDAHO                                    6%
NEVADA                                   4%
OREGON                                  26%
WASHINGTON                              36%
UTAH                                     1%
OTHER                                   22%



(Graphic of a pie chart with the following information:)

PORTFOLIO DISTRIBUTION BY MARKET SECTOR

BASIC MATERIALS                          7.2%
CAPITAL GOODS                            5.9%
COMMUNICATION SERVICES                   1.4%
CONSUMER CYCLICALS                      21.7%
CONSUMER STAPLES                         5.9%
ENERGY                                   3.0%
FINANCE                                 11.5%
HEALTHCARE                               6.2%
TECHNOLOGY                              24.1%
TRANSPORTATION                           3.9%
UTILITIES                                9.2%


     Below are listed the top ten holdings of the Fund as of March 31, 1999. While the individual holdings of the Fund and those that make up the top ten will vary over time, there is a common denominator in their selection. This common denominator is a factor of what we believe to be value.



                                TOP TEN HOLDINGS

                            PERCENTAGE
     COMPANY              OF NET ASSETS       STATE         MARKET SECTOR
     ------------------   -------------   -------------   ------------------
     Microsoft                 7.6%       Washington      Technology
     Costco Companies          7.5%       Washington      Consumer Cyclicals
     Fred Meyer                6.1%       Oregon          Consumer Cyclicals
     Intel                     4.6%       California      Technology
     Immunex                   3.2%       Washington      Healthcare
     Albertson's               3.0%       Idaho           Consumer Staples
     Williams Companies        2.7%       Oklahoma        Utilities
     Weyerhaeuser              2.6%       Oregon          Basic Materials
     Atlantic Richfield        2.5%       California      Energy
     Washington Mutual         2.4%       Washington      Finance



     DISCUSSION OF MANAGEMENT APPROACH

     We distinctly urge you to read the section of the report entitled "Management Discussion" to gain a better framework of the Fund's investment style.

     CONFIDENCE IN THE CASCADIA REGION

     We strongly want to emphasize to you that we have high confidence in the growth characteristics of the Cascadia region - despite the recent market difficulties experienced - as well as in the various companies that make up its nature. Furthermore, we have confidence in our value-oriented investment approach toward this area.

     YOUR CONFIDENCE IS GRATIFYING

     We want you to know that your confidence is especially gratifying during a period such as we are going through where value investing has been out of style. We strongly feel this aberration is a temporary one and that good companies will be appreciated and be rewarding for investors over time.

Sincerely,

Lacy B. Herrmann
President and Chairman
  of the Board of Trustees





                           FUND PERFORMANCE COMPARISON

     The Aquila Cascadia Equity Fund has been managed, since its inception, to provide capital appreciation through selection of equity securities, with a value bias. The Fund's universe of companies are primarily within the seven state "Cascadia" region.

     The graph below illustrates the value of $10,000 invested in Class A shares of the Fund since the commencement of its investment operations on September 9, 1996 and maintaining this investment through the Fund's latest fiscal year-end, March 31, 1999, as compared with a hypothetical similar size investment in the Bloomberg Northwest Index (the "Index") over that same period. The total return of the investment in the Fund is shown after deduction of the maximum sales charge of 4.25% at the time of initial investment. It also reflects deduction of the Fund's annual operating expenses and reinvestment of any dividends and capital gains distributions. On the other hand, the Index does not reflect any sales charge nor operating expenses, but does reflect reinvestment of dividends. The performance of the Fund's other classes may be greater or lesser than the Class A shares performance indicated on this graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     It should also be noted that the Index is a Northwest-oriented, unmanaged portfolio of 85 equity securities, of companies based in Alaska, Idaho, Oregon and Washington. However, the Fund's investment portfolio consisted over the same period with a lesser number of securities, primarily domiciled in the seven state, "Cascadia region". The market prices and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which may well result in variances from the market action of the securities in a four state only index.

     Consequently, much of the difference in performance of the Index versus the Fund can be attributed to the fact that there is no initial sales charge applicable to the Index, nor are there annual operating expenses with the Index as is the case with the Fund.

     Even with a short investment history, the pattern of the Fund's results and that of the Index over the period since commencement of the Fund's investment operations do, however, have a high correlation of return, even though they are not entirely comparable in character.

     Previously, the Fund's performance was compared to the Standard & Poor's MidCap 400 Index (a nationally oriented, unmanaged portfolio of 400 equity securities of mid-capitalization companies) rather than the Bloomberg Northwest Index. A change in the particular index was made by the Fund because it provides a better basis of comparison inasmuch as the Fund invests primarily in the securities of companies in that same region of the country. Had the Standard & Poor's MidCap 400 Index been used at March 31, 1999, the value of a $10,000 investment in that index at inception of the Fund would have been $16,333.



(Line graph with the following information:)

                                                       Fund's Class A shares
                                                  ------------------------------
                                  Bloomberg
                                  Northwest           With             Without
                                    Index         Sales Charge      Sales Charge
                                  ---------       ------------      ------------
9/9/96 ...................         $10,000           $ 9,575           $10,000
9/96 .....................          10,267             9,840            10,275
3/97 .....................          10,828            10,335            10,792
9/97 .....................          14,201            12,721            13,283
3/98 .....................          15,025            13,480            14,075
9/98 .....................          11,525            11,093            11,583
3/99 .....................          14,983            13,136            13,717


              PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS



     FUND'S AVERAGE ANNUAL TOTAL RETURN

     FOR THE PERIOD ENDED           1          LIFE OF FUND
     MARCH 31, 1999               YEAR         SINCE 9/9/96
     --------------------        ------        ------------
     With Sales Charge           -6.69%           11.26%
     Without Sales Charge        -2.55            13.16%





                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     FUND PERFORMANCE

     For the year ended March 31, 1999, the Aquila Cascadia Equity Fund's Class A Shares had a total return of -2.55%, while the Bloomberg Northwest Index posted a total return of -0.28%. However, since its inception on September 9, 1996, the Aquila Cascadia Equity Fund has enjoyed a total return of 37.2%.

     The aforementioned results for the Fund's fiscal year are indicative of the difficult market environment that has been faced by both smaller-capitalization as well as value-oriented investors. Furthermore, narrow leadership remained the hallmark of this liquidity-driven market. As an example, only 10 securities in the S&P 500 accounted for 49% of the return experienced by this index. During the past twelve months, equity investors intensified their recent preference for large-capitalization equities, as the returns for such stocks substantially outpaced returns of smaller-cap stocks. For example, the large-capitalization S&P 500 Index was up 18.5% while the S&P Small-Cap Index was down a staggering 19.2%. As almost 80% of the companies in the Cascadia region are small or are mid-capitalization firms, stock selection in this region was particularly difficult. As portfolio managers, Ferguson Wellman recognized the big-capitalization tone of the market and tried to position a portion of the portfolio accordingly. For example, the portfolio's four largest positions are big-cap stalwarts - Microsoft, Fred Meyer, Costco and Intel. However, the mid and small-cap stocks in the portfolio unfortunately undermined the total performance of the fund.

     Unfortunately, two market sectors that carry both a small-cap and value-bias are basic materials and capital goods. In the region, these important sectors are dominated by paper, forest products and other commodity-based industries. With inflation nonexistent and excess capacity worldwide, earnings for these companies were depressed in the past year. As poorly as these value-oriented stocks have performed, they remain attractive long-term holdings that provide tremendous leverage to the reacceleration of the world economy.

     In direct contrast to the aforementioned cyclical sectors, technology securities stood out. Led by Triquent, Realnetworks, Microsoft and Mentor Graphics, the average technology stock in the Cascadia portfolio appreciated by 42% last year. Representing 25% of the fund's total value, the technology sector remains the largest and most important engine for long-term portfolio growth.

ECONOMIC OVERVIEW

     The U.S. economy has never before enjoyed such a long period of economic growth without inflation. With the unemployment rate at a 29-year low and inflation below 2%., the economy has grown by more than 4% for two years running. Amazingly, the U.S. has spent only 8 of the last 196 months in recession. Despite a recent rise in bond yields, interest rates hover at levels not seen in 30 years. At 96 months, the current expansion is the second-longest in history. In only 11 months, it will even surpass the "guns and butter" boom of the 1960's.


CASCADIA REGION

     The "Asian Contagion" had a dramatic impact on the Pacific Northwest region last year, sharply reducing exports and investment from abroad. Thus, this ended a remarkable run that had pushed the region's states to the top of the nation's growth charts for much of the last decade. While the Asian flu launched the region's slowdown, Boeing, the region's largest factory employer, delivered a further blow with its plan to reduce the work force by 20% over the next two years.

     While we may be headed for slower economic growth in the coming year, we do not see recession on the horizon. In fact, we expect the collective pace of economic expansion of Cascadia's seven constituent states to be greater than for the U.S. as a whole. Unlike the 1980's when high interest rates put the region's timber-dependent economy in a nose-dive, things are different now. For example, Oregon's business mix has changed radically. The semiconductor boom of the early 1990's has aligned Oregon's economy much more closely with high-technology industries which are the main drivers of both U.S. and world economic growth. Oregon depends much less on a mature industry like forest products. This is as true of Washington and Idaho as it is of Oregon.

     And, what of Boeing's impact on Washington's economy? Boeing now represents a smaller share of Washington's economy than at any previous peak. Boeing's high-paying jobs remain important, but the state's industrial base, now larger and more diverse, depends less on Boeing than in the past. For example, in the late 1960's, every 10th Washington wage-earner worked at Boeing. At the 1990 peak, it was 1 in 17. Today it is about 1 in 23. Microsoft almost single-handedly kept Washington's economy out of recession in the early 1990's when Boeing employment plunged to 71,000 from 100,000. In addition to Microsoft, there are now many other high-paying employers that can absorb the workers that may be cut at Boeing.

CONCLUSION/OUTLOOK

     The real "surprise" for the equity markets in recent months has been the strength of corporate earnings. As companies re-engineer themselves, incentivize employees with stock, restructure, consolidate, merge and invest in new technologies, there appears to be cause for the expectation of continued strength. These changes have brought about a productivity boom not seen since the 1920's. In fact, over the last 3 years, the productivity of U.S. workers has grown at twice the rate of the previous 25 years.

     An environment of strong earnings gains, a stable bond market, a steady flow of funds into equities, consumers willing to spend and nearly absent inflation, all continue to provide a remarkable foundation for equities. We remain in an environment where investors will continue to pay much more for a dollar of future profits than they did a decade ago. We remain optimistic about the investment opportunities in the Cascadia region. We will continue to apply our rigorous disciplines in our search for value within our universe of stocks. We continue to be confident that 1999 and the future will bring economic growth to drive the valuations of the region's constituent companies.





[Logo of KPMG: four rectangles with the letters 'KPMG' in front]


                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Aquila Cascadia Equity Fund:

     We have audited the accompanying statement of assets and liabilities of Aquila Cascadia Equity Fund, including the statement of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from August 13, 1996 (commencement of operations) through March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Cascadia Equity Fund as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from August 13, 1996 (commencement of operations) through March 31, 1997, in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
April 27, 1999





                           AQUILA CASCADIA EQUITY FUND
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 1999

                                                                                              MARKET
    SHARES        COMMON STOCKS - 99.8%                                                        VALUE
---------------   ------------------------------------------------------------------     ----------------

                  BASIC MATERIALS - 7.2%
                  IRON & STEEL - 2.5%
          9,100   Northwest Pipe Co..+                                                   $        150,150
          9,400   Oregon Steel Mills Inc.                                                          98,112
         12,300   Schnitzer Steel Industries                                                      146,063
                                                                                         ----------------
                                                                                                  394,325
                                                                                         ----------------

                  PAPER & FOREST PRODUCTS - 4.7%
          6,250   Boise Cascade Corp.                                                             201,562
          3,950   Pope & Talbot Inc.                                                               25,181
          7,400   Weyerhaeuser Co.                                                                410,700
          2,600   Willamette Industries                                                            98,150
                                                                                         ----------------
                                                                                                  735,593
                                                                                         ----------------


                  CAPITAL GOODS - 5.9%
                  AEROSPACE/DEFENSE - 1.4%
          4,000   Boeing                                                                          136,500
          2,300   Cordant Technologies Inc.                                                        91,569
                                                                                         ----------------
                                                                                                  228,069
                                                                                         ----------------

                  MACHINERY (DIVERSE) - 1.3%
          9,300   Cascade Corp.                                                                    98,812
          7,700   Esterline Technology Corp.+                                                      99,619
                                                                                         ----------------
                                                                                                  198,431
                                                                                         ----------------

                  METAL PROCESSING - 1.2%
          4,800   Precision Castparts Corp.                                                       193,200
                                                                                         ----------------

                  TRUCKS & PARTS - 2.0%
          7,630   PACCAR Inc.                                                                     314,261
                                                                                         ----------------


                  COMMUNICATION SERVICES - 1.4%
                  LONG DISTANCE/TELEPHONE - 1.4%
          3,600   GTE Corp.                                                                       217,800
                                                                                         ----------------


                  CONSUMER CYCLICALS - 21.6%
                  AUTO PARTS & EQUIPMENT - 0.8%
          8,000   Lithia Motors Inc. Class A +                                                    127,000
                                                                                         ----------------


      	      BUILDING MATERIALS/BUILDING SUPPLY - 2.3%
          5,400   Eagle Hardware and Garden +                                                     206,212
          6,430   TJ International Inc.                                                           155,124
                                                                                         ----------------
                                                                                                  361,336
                                                                                         ----------------

                  FOOTWEAR - 2.3%
          6,400   Nike Inc. Class B                                                               369,200
                                                                                         ----------------

                  GAMING & LOTTERY - 0.6%
          4,400   Mirage Resorts Inc.+                                                             93,500
                                                                                         ----------------

                  RETAIL - GENERAL MERCHANDISE/SPECIALTY - 15.6%
         12,800   Costco Cos Inc.+                                                              1,172,000
         16,358   Fred Meyer Inc. +                                                               963,077
         16,800   Hollywood Entertainment Corp. +                                                 312,900
                                                                                         ----------------
                                                                                                2,447,977
                                                                                         ----------------


                  CONSUMER STAPLES - 5.9%
                  FOODS - 0.7%
          2,880   Dean Foods Co.                                                                  102,600
                                                                                         ----------------

                  RESTAURANTS - 2.2%
         12,400   Starbucks Corporation +                                                         347,975
                                                                                         ----------------

                  RETAIL - FOOD CHAINS - 3.0%
          8,680   Albertsons Inc.                                                                 471,432
                                                                                         ----------------



                  ENERGY - 3.0%
                  OIL - DOMESTIC - 2.5%
          5,350   Atlantic Richfield Co.                                                          390,550
                                                                                         ----------------

                  OIL & GAS - REFINING & MARKETING - 0.5%
          5,742   Pennzoil-Quaker State Co.                                                        71,057
                                                                                         ----------------


                  FINANCE - 11.5%
                  BANKS - MAJOR REGIONAL - 4.0%
          7,300   Banc West Corp.                                                                 310,250
         15,000   Columbia Bancorp                                                                131,250
          6,600   National Bancorp of Alaska Inc.                                                 185,625
                                                                                         ----------------
                                                                                                  627,125
                                                                                         ----------------



      		INSURANCE - PROPERTY - 2.4%
          9,400   SAFECO Corp.                                                                    380,112
                                                                                         ----------------

                  SAVINGS & LOAN - 5.1%
          7,650   Interwest Bancorp Inc.                                                          182,166
         11,333   Washington Federal Inc.                                                         237,999
          9,375   Washington Mutual Inc.                                                          383,203
                                                                                         ----------------
                                                                                                  803,368
                                                                                         ----------------


                  HEALTHCARE - 6.2%
                  DIVERSE - 0.9%
         10,725   Sierra Health Services +                                                        139,425
                                                                                         ----------------

                  MEDICAL PRODUCTS & SUPPLY/DRUGS - 5.3%
          6,000   Immunex Corp. +                                                                 499,500
         10,000   Spacelabs Medical Inc.+                                                         168,125
          3,728   Watson Pharmaceuticals +                                                        164,498
                                                                                         ----------------
                                                                                                  832,123
                                                                                         ----------------


                  TECHNOLOGY - 24.0%
                  COMPUTER HARDWARE & SOFTWARE SERVICES - 12.0%
          4,690   Hewlett-Packard Co.                                                             318,041
          6,870   Micron Electronics Inc.+                                                         80,723
         13,360   Microsoft Corp.+                                                              1,197,390
         32,520   Sequent Computer Systems Inc.+                                                  294,713
                                                                                         ----------------
                                                                                                1,890,867
                                                                                         ----------------

                  ELECTRONICS - 10.1%
          8,000   Flir System +                                                                   145,000
          6,030   Intel Corp.                                                                     718,324
         13,000   Mentor Graphics Corp. +                                                         175,500
         11,230   Pragitzer Industries Inc.+                                                       50,535
          7,775   Tektronix Inc.                                                                  196,319
         16,300   Triquint Semiconductor +                                                        301,550
                                                                                         ----------------
                                                                                                1,587,228
                                                                                         ----------------

                  INTERNET SOFTWARE - 1.9%
          2,400   Realnetworks Inc. +                                                             293,250
                                                                                         ----------------





			TRANSPORTATION - 3.9%
                  AIR FREIGHT/AIRLINES - 3.2%
          6,800   Airborne Freight Corporation                                                    211,650
          6,150   Alaska Air Group Inc.+                                                          292,125
                                                                                         ----------------
                                                                                                  503,775
                                                                                         ----------------

                  RAILROADS - 0.7%
         11,350   Greenbrier Companies Inc.                                                       107,825
                                                                                         ----------------


                  UTILITIES - 9.2%
                  ELECTRIC COMPANIES - 5.0%
          5,600   Hawaiian Electric Industries                                                    196,350
          8,900   Nevada Power Co.                                                                220,275
          5,550   Pacificorp                                                                       95,738
          3,545   PG&E Corp.                                                                      110,117
          7,300   Puget Sound Energy, Inc.                                                        168,356
                                                                                         ----------------
                                                                                                  790,836
                                                                                         ----------------

                  NATURAL GAS - 4.2%
          8,300   Southwest Gas Corporation                                                       228,250
         10,900   Williams Companies Inc.                                                         430,550
                                                                                         ----------------
                                                                                                  658,800
                                                                                         ----------------

                  Total Common Stocks (cost $12,562,994*)       99.8%                          15,679,040
                  Other assets in exess of liabilities           0.2                               37,742
                                                               ------                    ----------------
                  Net Assets                                   100.0%                    $     15,716,782
                                                               ======                    ================


                  * Cost for Federal tax purposes is identical.
                  + Non-income producing security.


                See accompanying notes to financial statements.





                           AQUILA CASCADIA EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1999

ASSETS
   Investments at market value (cost $12,562,994)                                        $     15,679,040
   Cash                                                                                            16,753
   Deferred organization expenses (note 2)                                                         47,576
   Dividends receivable                                                                             7,914
                                                                                         ----------------
      Total assets                                                                             15,751,283
                                                                                         ----------------

LIABILITIES
   Accrued expenses                                                                                15,335
   Management fees payable                                                                         14,389
   Distribution fees payable                                                                        4,777
                                                                                         ----------------
      Total liabilities                                                                            34,501
                                                                                         ----------------

NET ASSETS                                                                               $     15,716,782
                                                                                         ================

   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares
      par value $.01 per share                                                           $          9,524
   Additional paid-in capital                                                                  12,834,564
   Accumulated net loss on investments                                                           (243,352)
   Net unrealized appreciation on investments                                                   3,116,046
                                                                                         ----------------
                                                                                         $     15,716,782
                                                                                         ================

CLASS A

   Net Assets                                                                            $      2,119,389
                                                                                         ================
   Capital shares outstanding                                                                     128,761
                                                                                         ================
   Net asset value and redemption price per share                                        $          16.46
                                                                                         ================
   Offering price per share (100/95.75 of $16.46 adjusted to nearest cent)               $          17.19
                                                                                         ================

CLASS C
   Net Assets                                                                            $      1,395,662
                                                                                         ================
   Capital shares outstanding                                                                      86,122
                                                                                         ================
   Net asset value and offering price per share                                          $          16.21
                                                                                         ================
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if
      redeemed during the first 12 months after purchase)                                $          16.21*
                                                                                         ================

CLASS Y
   Net Assets                                                                            $     12,201,731
                                                                                         ================
   Capital shares outstanding                                                                     737,477
                                                                                         ================
   Net asset value, offering and redemption price per share                              $          16.55
                                                                                         ================


                 See accompanying notes to financial statements.





                           AQUILA CASCADIA EQUITY FUND
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 1999

INVESTMENT INCOME:
     Dividends                                                                              $     251,121


Expenses:
     Advisory and Administrative fees (note 3)                             $     120,240
     Sub-Advisory fees (note 3)                                                  105,115
     Legal fees                                                                   19,906
     Amortization of organization expenses (note 2)                               19,666
     Distribution and service fees (note 3)                                       17,137
     Shareholders' reports                                                        15,251
     Registration fees                                                            13,789
     Audit and accounting fees                                                    13,500
     Transfer and shareholder servicing agent fees                                11,277
     Trustees' fees and expenses                                                  10,415
     Custodian fees                                                                2,191
     Miscellaneous                                                                 5,335
                                                                           -------------
                                                                                 353,822

     Advisory and Administrative fees waived (note 3)                            (50,196)
     Sub-Advisory fees waived (note 3)                                           (35,072)
     Expenses paid indirectly (note 6)                                           (17,433)
                                                                           -------------
       Net expenses                                                                               251,121
                                                                                            -------------
     Net investment income                                                                              -


REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

     Net realized loss from securities transactions                             (154,745)
     Change in unrealized appreciation on investments                           (259,547)
                                                                           -------------

     Net realized and unrealized loss on investments                                             (414,292)
                                                                                            -------------
     Net decrease in net assets resulting from operations                                   $    (414,292)
                                                                                            =============


                 See accompanying notes to financial statements.





                           AQUILA CASCADIA EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED MARCH 31,
                                                                         --------------------------------
                                                                              1999               1998
                                                                         -------------      -------------
OPERATIONS:
   Net investment income                                                 $           -      $           -
   Net realized loss from securities transactions                             (154,745)           (80,008)
   Change in unrealized appreciation (depreciation) on investments            (259,547)         3,421,448
                                                                         -------------      -------------
      Change in net assets from operations                                    (414,292)         3,341,440
                                                                         -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
   Class A Shares:
   Net investment income                                                             -                  -
   Net realized gain on investments                                                  -                  -

   Class C Shares:
   Net investment income                                                             -                  -
   Net realized gain on investments                                                  -                  -

   Class Y Shares:
   Net investment income                                                             -                  -
   Net realized gain on investments                                                  -                  -
                                                                         -------------      -------------
      Change in net assets from distributions                                        -                  -
                                                                         -------------      -------------

CAPITAL SHARE TRANSACTIONS (NOTE 7):
   Proceeds from shares sold                                                 1,204,906          3,917,385
   Reinvested dividends and distributions                                            -                  -
   Cost of shares redeemed                                                  (1,400,793)          (291,310)
                                                                         -------------      -------------
      Change in net assets from capital share transactions                    (195,887)         3,626,075
                                                                         -------------      -------------
      Change in net assets                                                    (610,179)         6,967,515

NET ASSETS:
   Beginning of period                                                      16,326,961          9,359,446
                                                                         -------------      -------------
   End of period                                                         $  15,716,782      $  16,326,961
                                                                         =============      =============


                 See accompanying notes to financial statements.





                           AQUILA CASCADIA EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

   Aquila Cascadia Equity Fund (the "Fund"), is a diversified open-end investment company organized as a Massachusetts business trust. The Fund began its current investment operations as a capital appreciation fund on September 9, 1996.

   The Fund is authorized to issue an unlimited number of shares and began offering Class A, Class C and Class Y shares on August 13, 1996. Class A shares are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.


d) ORGANIZATION EXPENSES: The Fund's organizational expenses have been deferred and are being amortized on a straight-line basis over five years.

e) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

   Management affairs of the Fund are conducted through two separate management arrangements.

   Aquila Management Corporation, the Fund's founder and sponsor, serves as Adviser and Administrator (the "Adviser") for the Fund under an Advisory and Administration Agreement. Under this agreement, the Adviser provides such advisory services to the Fund, in addition to those services provided by the Sub-Adviser, as the Adviser deems appropriate. Besides its advisory services, it also provides all administrative services, other than those relating to the Fund's investment portfolio handled by the Sub-Adviser. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.80 of 1% on the first $15 million; 0.65 of 1% on the next $35 million and 0.50 of 1% on the excess above $50 million.

   The Fund also has an Investment Sub-Advisory Agreement with Ferguson, Wellman, Rudd, Purdy & Van Winkle, Inc. (the "Sub-Adviser"). Under this agreement, the Sub-Adviser supervises the investment program of the Fund and the composition of its portfolio, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess above $50 million.


   For the year ended March 31, 1999, the Fund incurred fees under the Advisory and Administration Agreement and Sub-Advisory Agreement of $120,240 and $105,115, respectively, of which amounts $50,196 and $35,072, respectively, were voluntarily waived.

   Specific details as to the nature and extent of the services provided by the Adviser and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (The "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% Of the Fund's average net assets represented by Class A Shares. For the year ended March 31, 1999, service fees on Class A Shares amounted to $5,521, of which the Distributor received $409.

   Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended March 31, 1999, amounted to $8,712. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended March 31, 1999, amounted to $2,904. The total of these payments with respect to Class C Shares amounted to $11,616, of which the Distributor received $7,550.

   Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

   Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the Fund's general investment region, with the bulk of sales commissions inuring to such dealers. For the year ended March 31, 1999, the Distributor received commissions of $290 on sales of Class A Shares.


4. PURCHASES AND SALES OF SECURITIES

   For the year ended March 31, 1999, purchases of securities and proceeds from the sales of securities aggregated $3,949,210 and $3,994,057, respectively.

   At March 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $4,187,697 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,071,651, for a net unrealized appreciation of $3,116,046.

5. DISTRIBUTIONS

   The Fund anticipates that, to the extent necessary, income generated by its investment portfolio will be used primarily to offset the Fund's operating expenses. Whatever income that accrues above the level of the Fund's operating expenses will be distributed annually to shareholders. Net realized capital gains, if any, will be distributed annually to shareholders.

   Distributions are recorded by the Fund on the ex-dividend date and paid to shareholders in additional shares at the net asset value per share or in cash, at the shareholder's option. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. There were no distributions made by the Fund during the year ended March 31, 1999.

   At March 31, 1999, the Fund had a capital loss carryover of approximately $46,000 of which $3,400 expires on March 31, 2005, $7,600 expires on March 31, 2006 and $35,000 expires on March 31, 2007. This amount is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code and it is probable the gains so offset will not be distributed.

6. EXPENSES

   The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

7. CAPITAL SHARE TRANSACTIONS

   Transactions in Capital Shares of the Fund were as follows:

                                           YEAR ENDED                        YEAR ENDED
                                         MARCH 31, 1999                    MARCH 31, 1998
                                 ----------------------------      ----------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
                                 -----------      -----------      -----------      -----------
CLASS A SHARES:
   Proceeds from shares sold           6,875      $   103,021           49,363      $   731,824
   Reinvested dividends and
      distributions                       --               --               --               --
   Cost of shares redeemed           (38,529)        (612,838)         (13,668)        (208,024)
                                 -----------      -----------      -----------      -----------
      Net change                     (31,654)        (509,817)          35,695          523,800
                                 -----------      -----------      -----------      -----------

CLASS C SHARES:
   Proceeds from shares sold          34,110          535,043           34,340          527,248
   Reinvested dividends and
      distributions                       --               --               --               --
   Cost of shares redeemed            (5,770)         (94,346)          (3,627)         (56,704)
                                 -----------      -----------      -----------      -----------
      Net change                      28,340          440,697           30,713          470,544
                                 -----------      -----------      -----------      -----------

CLASS Y SHARES:
   Proceeds from shares sold          33,127          566,842          177,746        2,658,313
   Reinvested dividends and
      distributions                       --               --               --               --
   Cost of shares redeemed           (42,384)        (693,609)          (1,618)         (26,582)
                                 -----------      -----------      -----------      -----------
      Net change                      (9,257)        (126,767)         176,128        2,631,731
                                 -----------      -----------      -----------      -----------

Total transactions in Fund
   shares                            (12,571)     $  (195,887)         242,536      $ 3,626,075
                                 ===========      ===========      ===========      ===========






                           AQUILA CASCADIA EQUITY FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     CLASS A                       CLASS C                       CLASS Y
                                           --------------------------    --------------------------    --------------------------
                                              YEAR ENDED      PERIOD(1)     YEAR ENDED      PERIOD(1)     YEAR ENDED      PERIOD(1)
                                               MARCH 31,        ENDED        MARCH 31,        ENDED        MARCH 31,        ENDED
                                           ----------------   MARCH 31,  ----------------   MARCH 31,  ----------------   MARCH 31,
                                            1999      1998      1997      1999      1998      1997      1999      1998      1997
                                           ------    ------    ------    ------    ------    ------    ------    ------    ------
Net Asset Value, Beginning of
   Period                                  $16.89    $12.95    $12.00    $16.76    $12.95    $12.00    $16.94    $12.96    $12.00
                                           ------    ------    ------    ------    ------    ------    ------    ------    ------

Income from Investment Operations:
   Net investment income (loss)                 -         -         -         -         -         -         -         -         -
   Net gain (loss) on securities
     (both realized and unrealized)         (0.43)     3.94      0.95     (0.55)     3.81      0.95     (0.39)     3.98      0.96
                                           ------    ------    ------    ------    ------    ------    ------    ------    ------
   Total from Investment
     Operations                             (0.43)     3.94      0.95     (0.55)     3.81      0.95     (0.39)     3.98      0.96
                                           ------    ------    ------    ------    ------    ------    ------    ------    ------

Less Distributions (note 5):
   Dividends from net investment
     income                                     -         -         -         -         -         -         -         -         -
   Distributions from capital gains             -         -         -         -         -         -         -         -         -
                                           ------    ------    ------    ------    ------    ------    ------    ------    ------
   Total Distributions                          -         -         -         -         -         -         -         -         -
                                           ------    ------    ------    ------    ------    ------    ------    ------    ------

Net Asset Value, End of Period             $16.46    $16.89    $12.95    $16.21    $16.76    $12.95    $16.55    $16.94    $12.96
                                           ======    ======    ======    ======    ======    ======    ======    ======    ======

Total Return (not reflecting sales
   charge) (%)                              (2.55)    30.42      7.92+    (3.28)    29.42      7.92+    (2.30)    30.71      8.00+

Ratios/Supplemental Data
   Net Assets, End of Period
     ($ thousands)                          2,119     2,709     1,615     1,396       968       350    12,202    12,649     7,393
   Ratio of Expenses to Average
     Net Assets (%)                          1.92      1.77      1.34*     2.65      2.53      1.38*     1.66      1.52      1.40*
   Ratio of Net Investment Income
     to Average Net Assets (%)              (0.25)    (0.18)    (0.16)*   (1.00)    (0.96)    (0.16)*       -      0.07     (0.16)*
   Portfolio Turnover Rate (%)              26.62     29.38      3.53+    26.62     29.38      3.53+    26.62     29.38      3.53+


The expense and net investment income ratios without the effect of the Adviser's and Administrator's voluntary waiver of fees and the Adviser's voluntary expense reimbursement in the period ended March 31, 1997 were:

   Ratio of Expenses to Average
     Net Assets (%)                          2.37      2.76      4.63*     3.09      3.53      5.39*     2.11      2.51      4.38*
   Ratio of Net Investment
     Income (Loss) to Average
     Net Assets (%)                         (0.70)    (1.17)    (3.45)*   (1.44)    (1.96)    (4.17)*   (0.45)    (0.92)    (3.14)*


The expense ratios after giving effect to the waivers, expense reimbursement, and expense offset for uninvested cash balances were:

   Ratio of Expenses to Average
     Net Assets (%)                          1.80      1.75      1.18*     2.54      2.51      1.22*     1.55      1.50      1.24*


(1) For the period August 13, 1996 (commencement of operations) through March 31, 1997.
 +  Not annualized.
 *  Annualized.

                 See accompanying notes to financial statements.





PREPARING FOR YEAR 2000 (UNAUDITED)

     The Trustees and officers of the Fund have been monitoring issues involving preparedness for the turn of the century for some time in an effort to minimize or eliminate any potential impact upon the Fund and its shareholders. Our officers have focussed significant time and effort in order that the various computerized functions that could affect the Fund are ready by the beginning of the year 2000.

     The Fund is highly reliant on certain mission-critical suppliers' services. Each supplier of these services has provided the Fund's officers with assurances that it is actively addressing potential problems relating to the year 2000. The officers, in turn, are monitoring and will continue to monitor the progress of its suppliers.

     As you can well understand, we cannot directly control our supplier operations. We assure you, however, that we recognize a responsibility to inform our shareholders if in the future we become aware of any developments which would lead us to believe that the Fund will be significantly affected by year 2000 problems.


     We will continue to keep you up-to-date through future communications.